UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2023

ENTERPRISE 4.0 TECHNOLOGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40918	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 Ramona Street Palo Alto, CA	94301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (619) 736-6855

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	ENTFU	The Nasdaq Stock Market LLC
Class A Ordinary Share, par value $0.0001 per share	ENTF	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	ENTFW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Following the approval of the Extension Amendment Proposal (as defined below), on April 20, 2023, Enterprise 4.0 Technology Acquisition Corp., a Cayman Islands exempted company (the “Company”), issued a promissory note (the “Note”) in the aggregate principal amount of up to $900,000 to ENT4.0 Technology Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), pursuant to which the Sponsor agreed to loan to the Company up to $900,000 (the “Extension Funds”) to deposit into the Company’s trust account (the “Trust Account”) for the Company’s Class A Ordinary Shares, par value $0.0001 (the “Class A Ordinary Shares”), held by the Company’s public shareholders (the “Public Shares”) that were not redeemed in connection with the extension of the Company’s termination date from April 21, 2023 to October 21, 2023 (or such earlier date as determined by the board of directors of the Company (the “Board”).

The Company will deposit $150,000 into the Trust Account for each calendar month (commencing on April 21, 2023 and ending on the 21st day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination (the “Initial Business Combination”) until October 21, 2023, and such amount will be distributed either to: (i) all of the holders of Public Shares upon the Company’s liquidation or (ii) holders of Public Shares who elect to have their shares redeemed in connection with the consummation of the Initial Business Combination.

The Note bears no interest and is repayable in full upon the date of the consummation of the Initial Business Combination or the liquidation of the Company. Notwithstanding, as the Sponsor’s election at any time prior to payment in full of the principal balance of the Note, the Sponsor may elect to convert the unpaid principal balance of this Note into that number of units, each unit consisting of one Class A Ordinary Share of the Company and one half of one warrant, each whole warrant exercisable for one Class A Ordinary Share of the Company, equal to: (x) the portion of the principal amount of this Note being converted pursuant to the Note, divided by (y) $10.00, rounded up to the nearest whole number of units.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

On April 21, 2023, the Company issued an aggregate of 7,499,999 Class A Ordinary Shares to the Sponsor upon the conversion of an equal number of the Company’s Class B ordinary shares, par value $0.0001 (“Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”), held by the Sponsor (the “Conversion”). The 7,499,999 Class A Ordinary Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Ordinary Shares before the Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an Initial Business Combination as described in the prospectus for the Company’s initial public offering.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in the proxy statement dated April 10, 2023 (the “Proxy Statement”) and mailed to the Company’s shareholders of record as of March 6, 2023 (the “Record Date”) in connection with the Company’s extraordinary general meeting of shareholders held on April 20, 2023 (the “Meeting”), on April 7, 2023, the Company received the contingent resignations of Alex Vieux and Steven Fletcher as directors of the Company and as Co-Chief Executive Officers and Co-Chief Financial officers of the Company to take effect immediately upon the filing of the Charter Amendment (as defined below). As discussed below in Item 5.03, the Charter Amendment was filed on April 21, 2023, and consequently, the contingent resignations of Messrs. Vieux and Fletcher became effective on April 21, 2023. To the knowledge of the Company, the proposed resignations of Messrs. Vieux and Fletcher were not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On April 7, 2023, the Board appointed Louis G. Lange and Ross Haghighat as the Class I directors, Ronald Eastman as the Class II director and Glen Giovannetti as the Class III director of the Company, to take effect immediately upon the filing of the Charter Amendment, which was filed on April 21, 2023. Mr. Haghighat was also appointed as the Company’s Chief Executive Officer and Chief Financial Officer to take effect simultaneous with the effectiveness of his appointment as a Class I director, and Mr. Haghighat shall constitute the sole executive officer of the Company.

Information regarding the background and professional experience of Messrs. Lange, Haghighat, Eastman and Giovannetti is set forth in the Proxy Statement.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 20, 2023, the Company held an extraordinary general meeting of shareholders. At the Meeting, the Company’s shareholders approved an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter Amendment”) to (i) extend the date by which the Company must consummate its initial Business Combination from April 21, 2023 to October 21, 2023 (or such earlier date as determined by the Board) (the “Extension Amendment Proposal”) and (ii) provide for the right of a holder of Class B Ordinary Shares to convert such shares into Class A Ordinary Shares on a one-for-one basis at any time prior to the closing of the Initial Business Combination at the option of a holder of Class B Ordinary Shares (the “Founder Share Amendment Proposal”). The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on April 21, 2023.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Meeting, an aggregate of at least one-third of the Company’s Ordinary Shares, which represents a quorum of the outstanding Ordinary Shares entitled to vote as of the Record Date, were represented in person or by proxy at the Meeting.

At the Meeting, the Company’s shareholders voted on the following proposals, each of which was approved:

(1)

The Extension Amendment Proposal – a proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate its initial Business Combination from April 21, 2023 to October 21, 2023 (or such earlier date as determined by the Board). The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s shareholders:

For	Against	Abstain
27,552,934	31,102	2,000

(2)

The Founder Share Amendment Proposal – a proposal to amend the Amended and Restated Memorandum and Articles of Association to provide for the right of a holder of Class B Ordinary Shares to convert such shares into Class A Ordinary Shares on a one-for-one basis at any time prior to the closing of the Initial Business Combination at the option of a holder of Class B Ordinary Shares. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s shareholders:

For	Against	Abstain
27,552,934	31,102	2,000

(3)

The Auditor Ratification Proposal – a proposal to ratify the selection by the Company’s Audit Committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2023. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s shareholders:

For	Against	Abstain
27,552,934	31,102	2,000

In connection with the vote to approve the Extension Amendment Proposal, holders of 23,233,981 Class A Ordinary Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.49 per share, for an aggregate redemption amount of approximately $243,620,483, in connection with the Extension Amendment Proposal.

A proposal to adjourn the Meeting to a later date was not presented because there were enough votes to approve each of the three other proposals.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibits

3.1	Amendment to Amended and Restated Memorandum and Articles of Association

10.1	Promissory Note issued to ENT4.0 Technology Sponsor LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2023

ENTERPRISE 4.0 TECHNOLOGY ACQUISITON CORP.

By:	/s/ Ross Haghighat
	Name:	Ross Haghighat
	Title:	Chief Executive Officer and Chief Financial Officer